UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

MORGAN GROUP HOLDING CO.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-73996	13-4196940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Theodore Fremd Avenue, Rye, New York 10580
(Address of Principal Executive Offices)(Zip Code)

914-921-1877
(Registrant's Telephone Number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	---	---

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 below is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2020, Morgan Group Holding Co. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation (“Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a 1-for-100 reverse stock split (the “Reverse Stock Split”) of the issued and outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Reverse Stock Split became effective as of 5:30 p.m., Eastern Time, on June 10, 2020. As reported under Item 5.07 below, stockholders holding in excess of a majority of the Company’s Common Stock consented to the Certificate of Amendment.

As a result of the Reverse Stock Split, every one hundred (100) shares of issued and outstanding Common Stock were automatically combined and converted into one (1) issued and outstanding share of Common Stock, without any change in the $0.01 par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any stockholder that would otherwise hold a fractional share as a result of the Reverse Stock Split will be entitled to receive, upon surrender to the exchange and paying agent of the certificate(s) representing its pre-split shares or upon conversion of its shares held in book-entry form, a cash payment equal to a pro rata amount of the aggregate net cash proceeds from the sale of fractional shares aggregated into whole shares and sold in the open market at the prevailing market price by the Company’s designated agent. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 60,009,055 shares to approximately 600,091 shares, subject to adjustment for the payment of cash in lieu of fractional shares. The number of authorized shares of Common Stock under the Certificate of Incorporation will remain unchanged at 100,000,000 shares.

The Common Stock will begin trading on a reverse stock split-adjusted basis on OTC Markets Group Inc. Pink® quotation service on the opening of trading on June 11, 2020. The trading symbol for the Common Stock will remain “MGHL”, although the letter “D” will be temporarily appended to the ticker symbol for 20 trading days following the Reverse Stock Split. The new CUSIP number for the Common Stock following the Reverse Stock Split is 61735R 203.

The Company’s transfer agent, American Stock Transfer & Trust Company LLC (“AST”), is acting as exchange and paying agent for the Reverse Stock Split. The Company will be issuing all of the post-Reverse Stock Split shares in book-entry form through AST’s paperless Direct Registration System (the “DRS”), which the Company’s board of directors implemented in connection with the adoption of the By-Laws Amendments (as defined below). Consequently, stockholders whose shares are held in certificated form will be issued their post-split adjusted shares in book-entry form through the DRS. AST will send a letter of transmittal to stockholders holding shares in certificated form with the instructions to complete and submit the form and accompanying certificate(s) to AST. Upon receipt of the letter of transmittal and accompanying certificate(s), AST will cancel such certificate(s) representing pre-split shares and register the post-split adjusted shares issuable to such stockholder in book-entry form through the DRS and remit payment of any cash in lieu of fractional shares.

Stockholders whose shares are held in book-entry form at AST or in electronic “street name” form at brokerage firms are not required to take any action, as the stock giving effect of the Reverse Stock Split (and cash in lieu of fractional shares) will automatically be credited and paid to them and reflected in their brokerage accounts.

On June 9, 2020, the Company’s board of directors approved and adopted certain amendments to Article VI of its By-Laws, effective immediately (the “By-Laws Amendments”). The By-Laws Amendments allow the Company’s capital stock to be eligible for the DRS by permitting the book-entry issuance of uncertificated shares of capital stock in accordance with the DRS. The DRS enables investors to have securities recorded and maintained on the books of the issuer or the transfer agent without the issuance of a stock certificate and enables the electronic transfer of the shares.

The information set forth herein is qualified in its entirety by reference to the complete texts of the Certificate of Amendment and the Bylaws Amendments, copies of which are filed as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2020, the Certificate of Amendment was duly authorized, approved and adopted by written consent of the holders of the requisite majority in voting power of the Company’s issued and outstanding Common Stock entitled to vote on the matter.

Item 7.01	Regulation FD Disclosure.

On June 10, 2020, the Company issued a press release announcing the Reverse Stock Split and implementation of the DRS.

A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as may be expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed or furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

3.1*	Certificate of Amendment of the Certificate of Incorporation, as filed on June 10, 2020 with the State of Delaware.
3.2*	Amendment to By-Laws, adopted on June 9, 2020.
99.1+	Press Release, dated June 10, 2020.

* Filed herewith
+ Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN GROUP HOLDING CO.

By:	/s/ Joseph L. Fernandez
Name: Joseph L. Fernandez
Title: Executive Vice President-Finance

Dated:   June 12, 2020